Exhibit 99.1 Dine Brands Global, Inc. Investor Presentation November 19, 2020 Exhibit 99.1 Dine Brands Global, Inc. Investor Presentation November 19, 2020

Disclosures “Dine Brands”, “Company”, “us” and “our” refer to Dine Brands Global, Inc. and its direct and indirect subsidiaries. The content of this presentation is as of November 19, 2020. The Company assumes no obligation to update or supplement this information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: uncertainty regarding the duration and severity of the ongoing COVID-19 pandemic and its ultimate impact on the Company; the effectiveness of related containment measures; general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters, pandemics, epidemics, or other serious incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Corporation’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Corporation’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. This presentation is intended only for the use of the person(s) to whom it is presented and/or delivered by Dine Brands. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person or affiliate without the prior written consent of Dine Brands. This presentation contains references to Dine Brands’ trademarks and service marks. Solely for convenience, trademarks and trade names referred to in this investor presentation may appear without the ® or SM symbols, but such references are not intended to indicate, in any way, that Dine Brands will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. © 2020 Dine Brands Global, Inc. All Rights Reserved. 2Disclosures “Dine Brands”, “Company”, “us” and “our” refer to Dine Brands Global, Inc. and its direct and indirect subsidiaries. The content of this presentation is as of November 19, 2020. The Company assumes no obligation to update or supplement this information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: uncertainty regarding the duration and severity of the ongoing COVID-19 pandemic and its ultimate impact on the Company; the effectiveness of related containment measures; general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters, pandemics, epidemics, or other serious incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Corporation’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Corporation’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. This presentation is intended only for the use of the person(s) to whom it is presented and/or delivered by Dine Brands. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person or affiliate without the prior written consent of Dine Brands. This presentation contains references to Dine Brands’ trademarks and service marks. Solely for convenience, trademarks and trade names referred to in this investor presentation may appear without the ® or SM symbols, but such references are not intended to indicate, in any way, that Dine Brands will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. © 2020 Dine Brands Global, Inc. All Rights Reserved. 2

Business Overview

IHOP
Founded
1958

Applebee's
Founded
1980

3,535
Total Restaurants

$7.5
BILLION
in system-wide sales as of 2019

#1
in U.S. Family and Casual dining[1]

98%
Asset-light franchised business model with significant scale[2]

International
presence

Key Markets:
Canada, Latin America, Mexico and the Middle East

$910 MILLION
2019 Revenue

$274 MILLION
2019 Adj. EBITDA[3]

Meaningful off-premise relevance at both brands

Diversified sources of cash flow, including stable rental and financing operating segments

Note: Units and system-wide sales represent global figures.
[1]June 15, 2020 issue of Nation's Restaurant News; IHOP #1 ranking is based on 2019 system-wide sales in family dining. Applebee's #1 ranking is based on 2019 system-wide sales in casual dining.
[2]Dine completed the purchase of 69 Applebee's restaurants on December 12, 2018. The Company intends to own and operate these restaurants for the foreseeable future; however, Dine will assess and monitor opportunities to refranchise these restaurants under favorable circumstances.
[3]See Appendix for Adjusted EBITDA reconciliation.

DINE BRANDS
3

Highly Franchised, Asset-light Business Model with Diversified Sources of Revenue


DINE BRANDS
IHOP
Applebee's GRILL + BAR
Royalties ~4.5%
Sale of Pancake / Waffle Dry-Mix
Franchise Fees (1)
Financing Revenues
Rental Revenues
Royalties ~4.0%
Franchise Fees

Note: IHOP revenue sources exclude advertising fund contributions from franchisees, which are recognized as revenue and a corresponding expense of franchise operations for accounting purposes.

(1) Includes both a location fee and franchise fee. Varies depending on single or multi-restaurant agreement. Franchise fees are associated with franchise agreements and the revenue generated by this segment varies depending on the number of new franchise agreements in a given year.

4

Dine Brands Investment Merits Same-Restaurant Sales Continued to Recover Across Both Brands Through Q3 2020 (1) #1 U.S. Family & Casual Dining Brands with Significant Scale Strong Liquidity and Cash Position with Minimal Capital Expenditure Requirements Asset-Light, Franchised Business Model Drives Robust Margins and Cash Flow Off-Premise Sales Holding Strong Even as States Continue to Reopen Predictable, Recurring Franchise Royalty Stream Strategic Decision-Making Driven by Data Insights Favorable Guest Dynamics with Nearly 50% of Guests Age 34 and Younger Experienced and Effective Management Team (1) June 15, 2020 issue of Nation’s Restaurant News; IHOP #1 ranking is based on 2019 system-wid 12 e sales in family dining. Applebee’s #1 ranking is based on 2019 system-wide sales in casual dining. 5 1. June 18, 2018 issue of Nation’s Restaurant News; #1 ranking is by 2017 system-wide sales. Strictly Confidential – May Not Be Reproduced or Redistributed Dine Brands Investment Merits Same-Restaurant Sales Continued to Recover Across Both Brands Through Q3 2020 (1) #1 U.S. Family & Casual Dining Brands with Significant Scale Strong Liquidity and Cash Position with Minimal Capital Expenditure Requirements Asset-Light, Franchised Business Model Drives Robust Margins and Cash Flow Off-Premise Sales Holding Strong Even as States Continue to Reopen Predictable, Recurring Franchise Royalty Stream Strategic Decision-Making Driven by Data Insights Favorable Guest Dynamics with Nearly 50% of Guests Age 34 and Younger Experienced and Effective Management Team (1) June 15, 2020 issue of Nation’s Restaurant News; IHOP #1 ranking is based on 2019 system-wid 12 e sales in family dining. Applebee’s #1 ranking is based on 2019 system-wide sales in casual dining. 5 1. June 18, 2018 issue of Nation’s Restaurant News; #1 ranking is by 2017 system-wide sales. Strictly Confidential – May Not Be Reproduced or Redistributed

Q3 2020 Highlights • Dine Brands maintains robust liquidity as restaurants continue to reopen and weekly comp sales trends improve at Applebee’s and IHOP. As of the third quarter ended September 30, 2020, the Company had $389.6 million of cash, including restricted cash of $80.3 million. • Applebee’s third-quarter 2020 comparable same-restaurant sales improved 10 out of 13 weeks through the week ended September 27, 2020 from a decline of 22.3% to an increase of 0.4%, representing an increase of 22.7 percentage points during this period. • IHOP’s third-quarter 2020 comparable same-restaurant sales improved 10 out of 13 weeks through the week ended September 27, 2020 from a decline of 40.4% to a decline of 23.5%, representing an increase of 16.9 percentage points during this period. • As of September 30, 2020, 97% (or 3,190) of our domestic restaurants were open for either dine-in or off-premise service, an increase of 36 units since June 30, 2020. • Off-premise sales remain strong at both brands even as dining rooms continue to reopen in our restaurants across the country. Source: Dine Brands Global, Inc. data 6Q3 2020 Highlights • Dine Brands maintains robust liquidity as restaurants continue to reopen and weekly comp sales trends improve at Applebee’s and IHOP. As of the third quarter ended September 30, 2020, the Company had $389.6 million of cash, including restricted cash of $80.3 million. • Applebee’s third-quarter 2020 comparable same-restaurant sales improved 10 out of 13 weeks through the week ended September 27, 2020 from a decline of 22.3% to an increase of 0.4%, representing an increase of 22.7 percentage points during this period. • IHOP’s third-quarter 2020 comparable same-restaurant sales improved 10 out of 13 weeks through the week ended September 27, 2020 from a decline of 40.4% to a decline of 23.5%, representing an increase of 16.9 percentage points during this period. • As of September 30, 2020, 97% (or 3,190) of our domestic restaurants were open for either dine-in or off-premise service, an increase of 36 units since June 30, 2020. • Off-premise sales remain strong at both brands even as dining rooms continue to reopen in our restaurants across the country. Source: Dine Brands Global, Inc. data 6

Domestic Restaurant Status Update 97% of units were open for Dine-in / Off-Premise as of September 30, 2020 17 14 3 th th 99% of Applebee’s open as of September 30 95% of IHOPs open as of September 30 Note: Fully open means indoor dining with capacity restrictions in many instances. Source: Dine Brands Global, Inc. data 7Domestic Restaurant Status Update 97% of units were open for Dine-in / Off-Premise as of September 30, 2020 17 14 3 th th 99% of Applebee’s open as of September 30 95% of IHOPs open as of September 30 Note: Fully open means indoor dining with capacity restrictions in many instances. Source: Dine Brands Global, Inc. data 7

Improvement in Weekly Comp Sales Trends th th For the period Apr 5 - Sep 30 , Applebee’s comp sales improved +77.4 ppts; IHOP improved +58.0 ppts 17 14 Source: Dine Brands Global, Inc. data 8Improvement in Weekly Comp Sales Trends th th For the period Apr 5 - Sep 30 , Applebee’s comp sales improved +77.4 ppts; IHOP improved +58.0 ppts 17 14 Source: Dine Brands Global, Inc. data 8

Applebee’s: Many states are rapidly rebuilding Applebee’s sales but several larger states are more challenged Midwest Mountain Plains Northeast Southeast Southwest West % of last year’s sales (week ending 10/25) 114 114 124 113 106 104 102 101 101 110 108 108 107 104 102 101 100 99 109 97 107 85 93 103 102 85 101 100 99 100% 98 97 97 97 97 96 96 86 95 95 93 91 83 87 87 85 78 80 74 Source: Dine Brands Global, Inc. data 9Applebee’s: Many states are rapidly rebuilding Applebee’s sales but several larger states are more challenged Midwest Mountain Plains Northeast Southeast Southwest West % of last year’s sales (week ending 10/25) 114 114 124 113 106 104 102 101 101 110 108 108 107 104 102 101 100 99 109 97 107 85 93 103 102 85 101 100 99 100% 98 97 97 97 97 96 96 86 95 95 93 91 83 87 87 85 78 80 74 Source: Dine Brands Global, Inc. data 9

IHOP: CA is above 60% but still ~15pp behind back of the pack; despite Fall weather many NE states are above average % of last year’s sales (week ending 10/25) 100% Source: Dine Brands Global, Inc. data 10 10IHOP: CA is above 60% but still ~15pp behind back of the pack; despite Fall weather many NE states are above average % of last year’s sales (week ending 10/25) 100% Source: Dine Brands Global, Inc. data 10 10

Applebee’s 2020 Off-Premise Sales Update Off-premise sales have accounted for approx. 1/3 of total sales since dining rooms have re-opened Source: Dine Brands Global, Inc. data 11 11 Updated Through 9/30/2020Applebee’s 2020 Off-Premise Sales Update Off-premise sales have accounted for approx. 1/3 of total sales since dining rooms have re-opened Source: Dine Brands Global, Inc. data 11 11 Updated Through 9/30/2020

IHOP 2020 Off-Premise Sales Update Off-premise total sales and % of total grew rapidly and have held at 1/3 of total sales as dining rooms reopened Source: Dine Brands Global, Inc. data (IHOP Domestic + Hawaii locations, EXCLUDING SRP) 12 12 Updated Through 9/30/2020IHOP 2020 Off-Premise Sales Update Off-premise total sales and % of total grew rapidly and have held at 1/3 of total sales as dining rooms reopened Source: Dine Brands Global, Inc. data (IHOP Domestic + Hawaii locations, EXCLUDING SRP) 12 12 Updated Through 9/30/2020

Consistent IHOP Net Unit Development (1) IHOP had a five-year average closure rate of 1.5% Source: Dine Brands Global, Inc. data and Bloomberg Finance L.P. 13 13 (1) Closure rate based on the number of restaurants closed as a percentage of total IHOP restaurants at the start of the fiscal year. Consistent IHOP Net Unit Development (1) IHOP had a five-year average closure rate of 1.5% Source: Dine Brands Global, Inc. data and Bloomberg Finance L.P. 13 13 (1) Closure rate based on the number of restaurants closed as a percentage of total IHOP restaurants at the start of the fiscal year.

Growth Opportunities Digital sales channels to increase already robust off-premise sales as restrictions on dining room operations are eased IHOP restaurant development in travel centers and non-traditional locations as well as fast-casual formats Leverage technology to improve how guests engage with our brands, either off- premise or in-restaurant Expand our market share due to industry supply contraction Launch of virtual brands Evaluate potential M&A as same-restaurant sales are stabilized at both brands 12 14 1. June 18, 2018 issue of Nation’s Restaurant News; #1 ranking is by 2017 system-wide sales. Strictly Confidential – May Not Be Reproduced or Redistributed Growth Opportunities Digital sales channels to increase already robust off-premise sales as restrictions on dining room operations are eased IHOP restaurant development in travel centers and non-traditional locations as well as fast-casual formats Leverage technology to improve how guests engage with our brands, either off- premise or in-restaurant Expand our market share due to industry supply contraction Launch of virtual brands Evaluate potential M&A as same-restaurant sales are stabilized at both brands 12 14 1. June 18, 2018 issue of Nation’s Restaurant News; #1 ranking is by 2017 system-wide sales. Strictly Confidential – May Not Be Reproduced or Redistributed

Appendix ApeAppendix Ape

Adjusted EBITDA Reconciliation Twelve Month Period Ended December 31, ($ in millions) 2019 Reconciliations: Net Income (Loss) $104.3 Income Tax Provision (Benefit) $34.1 Interest Charges $71.8 Depreciation and Amortization $42.5 EBITDA $252.7 Adjustments: Non-cash Stock-based Compensation Expense $10.8 Impairment of Goodwill and Intangible Assets and Closure Charg $1.5 (Gain) / Loss on Extinguishment of Debt $8.3 (Gain) / Loss on Disposition of Assets ($0.3) Cash Executive Separation Costs -- Debt Refinancing Costs -- Business Acquisition Costs -- Other $0.6 Adjusted EBITDA $273.5 Source: Dine Brands Global, Inc. data 16 16Adjusted EBITDA Reconciliation Twelve Month Period Ended December 31, ($ in millions) 2019 Reconciliations: Net Income (Loss) $104.3 Income Tax Provision (Benefit) $34.1 Interest Charges $71.8 Depreciation and Amortization $42.5 EBITDA $252.7 Adjustments: Non-cash Stock-based Compensation Expense $10.8 Impairment of Goodwill and Intangible Assets and Closure Charg $1.5 (Gain) / Loss on Extinguishment of Debt $8.3 (Gain) / Loss on Disposition of Assets ($0.3) Cash Executive Separation Costs -- Debt Refinancing Costs -- Business Acquisition Costs -- Other $0.6 Adjusted EBITDA $273.5 Source: Dine Brands Global, Inc. data 16 16

Dine Brands Global, Inc.Dine Brands Global, Inc.